SCHEDULE 14A INFORMATION

   PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF
                                      1934
                                 (AMENDMENT NO.)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.14a-12

                      FRANKLIN REAL ESTATE SECURITIES TRUST
                      -------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                       N/A
                                       ---
    (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:_____________

2) Aggregate number of securities to which transaction applies:________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:


                      FRANKLIN REAL ESTATE SECURITIES FUND,
               A Series of Franklin Real Estate Securities Trust



                               IMPORTANT REMINDER:

                  PLEASE VOTE YOUR SHARES BEFORE MAY 15, 2008


                                                                  April 21, 2008

Dear Shareholder:


We recently mailed you proxy materials relating to a proposal to be voted on at a Special Meeting of Shareholders of the Franklin Real Estate Securities Fund (the "Fund") scheduled for May 15, 2008. As of the date of this letter, we have not received your vote.


                             YOUR VOTE IS IMPORTANT!

For the reasons set forth in the proxy materials previously mailed to you, THE FUND'S BOARD OF TRUSTEES BELIEVES THE PROPOSAL IS IN THE SHAREHOLDERS' BEST INTEREST AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR.

We encourage you to vote TODAY using one of the following convenient options:

1. VOTE BY PHONE. You may cast your vote by calling the toll-free number listed on the enclosed proxy card. Have your proxy card in hand in order to follow the recorded instructions.

2. VOTE ONLINE. You may cast your vote by logging onto the Web address listed on the enclosed proxy card. Have your proxy card in hand in order to follow the instructions given on the Web site.

3. VOTE BY MAIL. You may cast your vote by mail by signing, dating and mailing the enclosed proxy card in the postage-prepaid return envelope provided.

If you have any questions about the proposal, you may call The Altman Group, Inc., the Fund's proxy solicitation firm, toll free at (800) 884-5931. As a helpful reminder, you may receive a call from a representative of The Altman Group encouraging you to vote. When you provide instructions to The Altman Group by phone or online, The Altman Group will be authorized to deliver your proxy on your behalf.


                   YOUR VOTE IS IMPORTANT! PLEASE VOTE TODAY!


THE FUND'S SHAREHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER PROXY MATERIALS, WHICH HAVE BEEN FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE "SEC"), BECAUSE THEY CONTAIN IMPORTANT INFORMATION. THE PROXY STATEMENT, AND OTHER DOCUMENTS FILED BY THE FUND, ARE AVAILABLE FOR FREE AT THE SEC'S WEBSITE (WWW.SEC.GOV) OR BY CALLING THE FUND AT 1-800-DIALBEN (1-800-342-5236).